UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Moringa Acquisition Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORINGA ACQUISITION CORP
250 Park Avenue, 7th Floor
New York, NY, 10017

July 26, 2023

Dear Shareholders:

On behalf of the board of directors (the “Board”) of Moringa Acquisition Corp (the “Company” or “Moringa”), I invite you to attend an extraordinary general meeting in lieu of our 2023 annual general meeting of the Company (the “Meeting”). The Meeting will be held at 9:00 a.m. Eastern Time/ 4:00 p.m. local time on August 16, 2023, at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/moringaac/ext2023. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/ moringaac/ext2023.

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment to Moringa’s Amended and Restated Memorandum and Articles of Association, as amended on February 9, 2023 (the “Articles”) to extend the date by which Moringa has to consummate a business combination (the “Articles Extension”) from August 19, 2023 (the “Current Termination Date”) to August 19, 2024 (the “Articles Extension Date”) or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Proposal”). A copy of the proposed amendment to the Articles is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 — A proposal to amend the Company’s investment management trust agreement, dated as of February 19, 2021 and amended on February 9, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental,” or the “Trustee”), to extend the date by which the Company would be required to consummate a business combination from the Current Termination Date to the Articles Extension Date, or such earlier date as may be determined by the Board in its sole discretion (the “Trust Extension”) (the “Trust Extension Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to the accompanying proxy statement;

3.	Proposal No. 3 — A proposal to approve, by way of special resolution, an amendment to Moringa’s Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment”) (the “Conversion Amendment Proposal”). A copy of the proposed amendment is set forth in Annex C to the accompanying proxy statement; and

4.	Proposal No. 4 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Approval of each of the Articles Extension Proposal and Trust Extension Proposal is a condition to the implementation of the Articles Extension. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

Each of the proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. In addition to considering and voting on the foregoing proposals, members of the Company’s management will be available at the Meeting to discuss the consolidated financial statements of the Company for the fiscal year ended December 31, 2022 and to answer questions of shareholders regarding the Company’s current affairs.

The purpose of the Articles Extension Proposal and the Trust Extension Proposal is to provide us with additional time to complete a business combination. On June 9, 2022, Moringa entered into a definitive business combination agreement (the “Holisto Business Combination Agreement”) with Holisto Ltd. (“Holisto”), an Israeli company and a tech-powered online travel agency, which aims to make hotel booking affordable and personalized for consumers, for a proposed business combination between Moringa and Holisto (the “Holisto Business Combination”). On August 17, 2022 and January 1, 2023, Moringa and Holisto entered into Amendment No. 1 (“Amendment No. 1”) and Amendment No. 2 (“Amendment No. 2”), respectively, to the Holisto Business Combination Agreement, as described in Moringa’s Current Reports on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 17, 2022 and January 4, 2023, respectively. Amendment No. 1 amended the Holisto Business Combination Agreement to: (1) extend the outside date under the Holisto Business Combination Agreement (after which either party would have a unilateral termination right) from November 15, 2022 to January 1, 2023; and (2) extend the date upon which a registration statement on Form F-4 in respect of the Holisto Business Combination under the Holisto Business Combination Agreement was required to be filed by Holisto with the SEC from 10 weeks from June 9, 2022 to 13 weeks from such date. Amendment No. 2 implemented certain additional changes to the Holisto Business Combination Agreement, including, among other things: (i) removing the non-solicitation restrictions from both parties; (ii) providing that if Holisto seeks financing alternatives and solicits other potential transactions as alternatives to the Holisto Business Combination, it must provide Moringa at least 24 hours prior written notice before entering into any such financing or alternative transaction, and before making a related public filing; (iii) providing that any equity securities of Holisto issuable pursuant to a financing transaction prior to the closing of the Holisto Business Combination will not reduce Moringa’s security holders’ share of the combined company; and (iv) removing the closing condition for Holisto to have net tangible assets of at least $5,000,001 upon the completion of the Holisto Business Combination and replacing it with a condition for Holisto to be approved for listing on, and in compliance with any set of listing requirements of, the Nasdaq Stock Market.

The registration statement on Form F-4, which contains a proxy statement for an extraordinary general meeting of Moringa’s shareholders related to the Holisto Business Combination and a prospectus for the Holisto ordinary shares to be issued pursuant to the Holisto Business Combination, was filed by Holisto with the SEC on September 7, 2022, and was amended by Holisto on December 29, 2022, February 7, 2023 and March 31, 2023.

Our Board currently believes that there is not sufficient time to complete the Holisto Business Combination or any alternative business combination transaction on or prior to the Current Termination Date, August 19, 2023. Accordingly, the Board believes that it would be advisable to extend the deadline by which we may consummate an initial business combination to the Articles Extension Date, in order to provide our shareholders the opportunity to participate in an investment in any company with which we may combine.

For additional information about the Holisto Business Combination, please see our Annual Report on Form 10-K for the year ended December 31, 2022, which we filed with the SEC on March 31, 2023, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which we filed with the SEC on May 15, 2023, and our Current Reports on Form 8-K that we filed with the SEC on June 9, 2022, August 17, 2022, January 4, 2023, and the registration statement on Form F-4 filed by Holisto with the SEC on September 7, 2022 and (in amended form) on December 29, 2022, February 7, 2023, and March 31, 2023.

Only holders of record of our Class A ordinary shares and Class B ordinary shares (collectively, the “ordinary shares”) at the close of business on July 25, 2023 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has approved the proposals, and recommends that shareholders vote in favor of each proposal. Approval of each of the Articles Extension Proposal and Conversion Amendment Proposal requires a special resolution as a matter of Cayman Islands law, being a resolution passed by majority of at least two-thirds of Moringa’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Approval of the Trust Extension Proposal requires the affirmative vote of the holders of at least 65% of the outstanding Company ordinary shares entitled to vote thereon. Approval of the Adjournment Proposal requires an ordinary resolution being a resolution passed by a simple majority of the shareholders of Moringa as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. All of the Class B ordinary shares in the capital of Moringa are currently held by Moringa Sponsor (US) L.P. (the “Subsidiary”), a wholly-owned subsidiary of our sponsor, Moringa Sponsor, L.P. (together with the Subsidiary, collectively, the “Sponsor”).

In connection with the Articles Extension Proposal, holders (“public shareholders”) of the Company’s Class A ordinary shares, par value $0.0001 per share, that were sold in our initial public offering (the “IPO”) (“Public Shares”) may elect to redeem their Public Shares (a “Redemption”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether or how such public shareholders vote on the proposals at the Meeting. However, payments for Redemptions in connection with this Meeting will only be made if both the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

You are not being asked to vote on any business combination at this time. If the Articles Extension Proposal and the Trust Extension Proposal are approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares if and when the Holisto Business Combination or any other business combination is submitted to our shareholders for approval, subject to any limitations set forth in our Articles. In addition, public shareholders who do not elect a Redemption will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the expiration of the Articles Extension, subject to any limitations set forth in our Articles.

If the Articles Extension Proposal and Trust Extension Proposal are approved and the Articles Extension is implemented, then in accordance with the Trust Agreement, the Company’s trust account (the “Trust Account”) will not be liquidated (other than to effectuate the Redemptions described above) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the passing of the Articles Extension Date.

To exercise your redemption rights, you must tender your shares to Continental, the Company’s transfer agent, prior to 5:00 p.m. Eastern Time on August 14, 2023 (two business days prior to the Meeting). You may tender your shares by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your Redemption rights. The Redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its Public Shares.

Holders of units must elect to separate the underlying Public Shares and Public Warrants prior to exercising Redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

Any demand for Redemption, once made, may be withdrawn at any time until the deadline for exercising Redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with a Redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.60 at the time of the Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Capital Market on July 19, 2023 was $10.61. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $0.01 less for each share than if such shareholder sold the shares in the open market. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their Public Shares.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Articles Extension Proposal, the Trust Extension Proposal, the Conversion Amendment Proposal and the Adjournment Proposal. Whether or not you plan to participate in the Meeting virtually or in person, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Ilan Levin
Ilan Levin

Chairman of the Board, Director and Chief Executive Officer

July 26, 2023

MORINGA ACQUISITION CORP.

250 Park Avenue, 7th Floor

New York, NY 10177

NOTICE OF EXTRAORDINARY GENERAL MEETING IN LIEU OF

2023 ANNUAL GENERAL MEETING OF

MORINGA ACQUISITION CORP

TO BE HELD ON AUGUST 16, 2023

To the Shareholders of Moringa Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of the 2023 annual general meeting (the “Meeting”) of Moringa Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Moringa,” “we” or “us”), will be held on August 16, 2023, at 9:00 a.m. Eastern Time/ 4:00 p.m. local time. The Company will be holding the Meeting at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/moringaac/ext2023.

The purpose of the Meeting will be to consider and vote upon the following proposals:

1.	Proposal No. 1 - A proposal to approve, by way of special resolution, an amendment to Moringa’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date (the “Termination Date”) by which Moringa has to consummate a business combination (the “Articles Extension”) from August 19, 2023 (the “Current Termination Date”) to August 19, 2024 (the “Articles Extension Date”) (the “Articles Extension Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement;

2.	Proposal No. 2 - A proposal to amend the Company’s investment management trust agreement, dated as of February 19, 2021 and amended as of February 9, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date by which the Company would be required to consummate a business combination from August 19, 2023 to August 19, 2024, or such earlier date as may be determined by our Board in its sole discretion (the “Trust Extension”), including, without limitation, upon the termination for any reason of the definitive business combination agreement, dated June 9, 2022 (as subsequently amended, the “Holisto Business Combination Agreement”), between Moringa and Holisto Ltd., an Israeli company (“Holisto”) (the “Trust Extension Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to the accompanying proxy statement;

3.	Proposal No. 3 - A proposal to approve, by way of special resolution, an amendment to Moringa’s Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment”) (the “Conversion Amendment Proposal”). A copy of the proposed amendment is set forth in Annex C to the accompanying proxy statement; and

4.	Proposal No. 4 - A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The Board has fixed the close of business on July 25, 2023 as the record date for the Meeting and only holders of shares in the capital of the Company of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Sincerely,

/s/ Ilan Levin
Ilan Levin
Chairman of the Board, Director and Chief Executive Officer

Dated: July 26, 2023

WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS NOTICE OF EXTRAORDINARY GENERAL MEETING, THE RELATED PROXY STATEMENT, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 WILL BE AVAILABLE AT https://www.cstproxy.com/moringaac/ext2023. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT AUGUST 2, 2023.

MORINGA ACQUISITION CORP
250 Park Avenue, 7th Floor
New York, NY 10177

i

MORINGA ACQUISITION CORP

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING IN LIEU OF 2023 ANNUAL GENERAL MEETING

OF THE COMPANY

To be held at 9:00 a.m. Eastern Time/ 4:00 p.m. Israel time on August 16, 2023

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

Why am I receiving this proxy statement?

This proxy statement of Moringa Acquisition Corp (the “Company,” “Moringa,” “we” or “us”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at an extraordinary general meeting in lieu of the 2023 annual general meeting of the Company (the “Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company incorporated on September 24, 2020 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “business combination”). Our sponsor is Moringa Sponsor, LP, a Cayman Islands exempted limited partnership, which together with its wholly-owned subsidiary, Moringa Sponsor US L.P., a Delaware limited partnership, we refer to herein collectively as our “Sponsor”. On February 19, 2021 and March 3, 2021, we consummated our initial public offering of 10,000,000 units and 1,500,000 units, respectively (collectively, the “Public Units”) (representing the units for the base offering and additional units sold upon the exercise in full by the underwriters of their over-allotment option, respectively). Each unit consists of one Class A ordinary share (each, a “Public Share”) and one-half of a redeemable warrant of the Company (each, a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Public Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $100,000,000 and $15,000,000 at the respective closings.

Substantially concurrently with the two closings of the initial public offering (the “IPO”), we completed the private sale of 350,000 and 30,000 units (“Private Units”), respectively, in the aggregate, to our Sponsor and EarlyBirdCapital, the representative of the underwriters for our IPO, at a purchase price of $10.00 per Private Unit, generating gross proceeds to us of $3,500,000 and $300,000, respectively. Following the respective closings, we deposited a total of $100,000,000 and $15,000,000 in a trust account administered by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). Prior to our initial public offering, our Sponsor purchased an aggregate of 2,875,000 Class B ordinary shares (“Founder Shares”) for an aggregate purchase price of $25,000. Prior to the initial investment in the Company of $25,000 by our Sponsor, the Company had no assets, tangible or intangible. Together with its purchase of the Founder Shares, our Sponsor also purchased, in total, 352,857 of the Private Units, containing 352,857 Class A ordinary shares (“Private Shares”) and 176,429 warrants to purchase Class A ordinary shares (“Private Warrants”). As such, our Sponsor owns 3,227,857 of our issued and outstanding shares.

Like most blank check companies’ governing documents, our amended and restated articles of association (the “Articles”) provide for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination consummated on or before a certain date. We refer to the aggregate period from the IPO until that date as the “business combination period”. In our case, the business combination period was originally 24 months, and was set to expire on February 19, 2023. On February 7, 2023 and, following adjournment, on February 9, 2023, we held an extraordinary general meeting in lieu of 2022 annual general meeting at which our shareholders approved the extension of our business combination period by six months, until August 19, 2023. In connection with that general meeting, pursuant to their rights under our Amended and Restated Memorandum and Articles of Association (the “Articles”), the holders of 8,910,433 Public Shares elected to redeem those shares and received, in exchange for those shares, payments of the pro-rata portion of the value of the Trust Account attributable to those shares. The redemption payments reduced the balance in the Trust Account to approximately $26.4 million. Those redemptions resulted in 3,069,567 Class A ordinary shares (of which 2,589,567 are Public Shares) remaining outstanding.

The business combination period currently expires on August 19, 2023. We are proposing that our shareholders approve at the Meeting, among other matters, the extension of the business combination period by up to an additional 12 months, until August 19, 2024. In order to effect that extension, our Board is submitting the Articles Extension Proposal and the Trust Extension Proposal to our shareholders for approval. Our Board believes that it is in the best interests of the shareholders to extend the business combination period until up to August 19, 2024.

Why does the Company need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders within 12 months after our fiscal year ended December 31, 2022.

In addition to sending our shareholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2022.

In addition to considering and voting on the proposals described below, members of the Company’s management will be available at the Meeting to discuss the consolidated financial statements of the Company for the fiscal year ended December 31, 2022 and to answer questions regarding the Company’s current affairs.

What is being voted on?

You are being asked to vote on the following proposals:

 (i) Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment to our Articles to extend the date by which Moringa has to consummate a business combination (the “Articles Extension”) from August 19, 2023 (the “Current Termination Date”) to August 19, 2024 (the “Articles Extension Date”) (the “Articles Extension Proposal”). A copy of the proposed amendment is set forth in Annex A to this proxy statement.

(ii) Proposal No. 2 — A proposal to amend our investment management trust agreement, dated as of February 19, 2021 and amended as of February 9, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date by which the Company is required to consummate a business combination from August 19, 2023 to August 19, 2024, or such earlier date as may be determined by our Board in its sole discretion (the “Trust Extension”) (the “Trust Extension Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to this proxy statement.

(iii) Proposal No. 3 — A proposal to approve, by way of special resolution, an amendment to Moringa’s Articles to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) to convert such shares into Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment”) (the “Conversion Amendment Proposal”). A copy of the proposed amendment is set forth in Annex C to the accompanying proxy statement

(iv) Proposal No. 4 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

What is the purpose of the Articles Extension and Trust Extension?

The purpose of the Articles Extension and the Trust Extension is to allow us additional time to complete a business combination.

On June 9, 2022, we entered into a definitive business combination agreement (the “Holisto Business Combination Agreement”) with Holisto Ltd. (“Holisto”), an Israeli company and a tech-powered online travel agency, which aims to make hotel booking affordable and personalized for consumers, for a proposed business combination between Moringa and Holisto (the “Holisto Business Combination”). On August 17, 2022, Moringa and Holisto entered into Amendment No. 1 (the “Amendment”) to the Holisto Business Combination Agreement. The Amendment amended the Holisto Business Combination Agreement to: (1) extend the outside date after which the Holisto Business Combination Agreement can be terminated unilaterally by either party without any liability (the “Outside Date”) from November 15, 2022 to January 1, 2023; and (2) extend the date upon which a registration statement on Form F-4 in respect of the Holisto Business Combination was required be filed by Holisto with the Securities and Exchange Commission (the “SEC”), from 10 weeks after June 9, 2022 to 13 weeks from such date. On January 1, 2023, Moringa and Holisto entered into Amendment No. 2 to the Holisto Business Combination Agreement, which implemented certain additional changes to the agreement, including, among other things: (i) removing the non-solicitation restrictions from both parties; (ii) providing that if Holisto seeks financing alternatives and solicits other potential transactions as alternatives to the Holisto Business Combination, it must provide Moringa at least 24 hours prior written notice before entering into any such financing or alternative transaction, and before making a related public filing; (iii) providing that any equity securities of Holisto issuable pursuant to a financing transaction prior to the closing of the Holisto Business Combination will not reduce Moringa’s security holders’ share of the combined company; and (iv) removing the closing condition for Holisto to have net tangible assets of at least $5,000,001 upon the completion of the Holisto Business Combination and replacing it with a condition for Holisto to be approved for listing on, and in compliance with any set of listing requirements of, the Nasdaq Stock Market.

For additional information about the Holisto Business Combination, please see our Current Reports on Form 8-K filed with the SEC on June 9, 2022, August 17, 2022, and January 4, 2023, our Annual Report on Form 10-K for the year ended December 31, 2022, which we filed with the SEC on March 31, 2023, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which we filed with the SEC on May 15, 2023.

Our Board currently believes that there will not be sufficient time before August 19, 2023 to complete the Holisto Business Combination or an alternative business combination transaction that we may pursue. Accordingly, the Board believes that in order to be able to consummate the Holisto Business Combination or any such other business combination transaction, it would be advisable to obtain the Articles Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the business combination period to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in a company with which we may combine. If the Holisto Business Combination Agreement or an alternative business combination transaction that we may pursue is terminated for any reason, it is advantageous for the Board to be able to determine, in its sole discretion, to liquidate and dissolve the Company at an earlier date.

Approval of both the Articles Extension Proposal and Trust Extension Proposal is a condition to the implementation of the Articles Extension.

Why is the Company proposing the Articles Extension Proposal and Trust Extension Proposal?

The Company’s Articles, as amended, provide that the Company currently has until August 19, 2023 (the date which is 30 months after the consummation of the IPO) to complete our initial business combination. If both the Articles Extension Proposal and the Trust Extension Proposal are approved, the business combination period will be extended to the Articles Extension Date.

The purpose of the Articles Extension Proposal is to allow us additional time to complete the Holisto Business Combination or an alternative business combination transaction. The Company believes that given its expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider the Holisto Business Combination or such other business combination.

Why should I vote “FOR” the Articles Extension Proposal and Trust Extension Proposal?

Our Board believes shareholders will benefit from the Company consummating the Holisto Business Combination or other business combination and is proposing the Articles Extension and Trust Extension to extend the date by which the Company may complete the Holisto Business Combination or other business combination. Your vote in favor of the Articles Extension Proposal and the Trust Extension Proposal is required for the Company to implement the Articles Extension and the Trust Extension, respectively.

The Company’s existing Articles, as amended, provide that if the Company’s shareholders approve an amendment to the Company’s Articles that would affect the substance or timing of the Company’s obligation to redeem Public Shares if the Company does not complete its initial business combination by August 19, 2023, the Company will provide holders of its Public Shares (“public shareholders”) with the opportunity to redeem, subject to the redemption limitation as described in the Company’s Articles, all or a portion of their Public Shares upon such approval (a “Redemption”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. This Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your Public Shares, you will retain the right to vote on the Holisto Business Combination or other business combination in the future and the right to redeem your Public Shares in connection with the Holisto Business Combination or such other business combination.

Our Board recommends that you vote in favor of the Articles Extension Proposal and Trust Extension Proposal but expresses no opinion as to whether you should redeem your Public Shares. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting; however, payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

Why is the Company proposing the Conversion Amendment Proposal?

The purpose of the Conversion Amendment is to allow the Sponsor to convert Class B ordinary shares at any point in time prior to the initial business combination. Together with the Articles Extension Proposal and Trust Extension Proposal, this additional proposal will give the Company further flexibility to retain shareholders and meet continued listing requirements of Nasdaq in the event that the Articles Extension Proposal and Trust Extension Proposal are approved.

Why should I vote “FOR” the Conversion Amendment Proposal?

Nasdaq may delist our securities from trading on its exchange due to redemptions effected in connection with the prior extension of the business combination period, as well as additional shareholder redemptions that may occur in connection with approval of the Articles Extension Proposal and Trust Extension Proposal. Such a delisting could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. By allowing holders of our Class B ordinary shares to convert such shares to Class A ordinary shares, we will have greater flexibility to maintain compliance with Nasdaq’s continued listing requirements, in particular the Nasdaq minimum market value of listed securities requirement, with which we do not currently comply. The conversion of our Class B ordinary shares to Class A ordinary shares should help us to regain compliance with that listing requirement.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote all shares over which they have voting control in favor of all proposals being presented at the Meeting.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their shares in connection with (i) the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 30 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. None of our Sponsor, directors or officers are entitled to redeem the Founder Shares or Private Shares held by them.

On the record date, our Sponsor beneficially owned and was entitled to vote 3,227,857, or approximately 54.3%, of the Company’s issued and outstanding ordinary shares.

Subject to applicable securities laws, the Sponsor or the Company’s executive officers, directors or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its Redemption rights. In the event that the Sponsor or the Company’s executive officers, directors purchase Public Shares in privately negotiated transactions from public shareholders who have already elected to exercise their Redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Meeting the following: (i) the number of Public Shares purchased outside of the Redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Extension Proposal and the Trust Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or the Company’s executive officers, directors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such Public Shares; and (v) the number of Public Shares for which we have received Redemption requests pursuant to our Redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of approving the Articles Extension Proposal and Trust Extension Proposal or otherwise limit the number of Public Shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Articles Extension and Trust Extension to be effectuated in circumstances where such effectuation could not otherwise occur. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Articles Extension Proposal or the Trust Extension Proposal.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the proposals.

What vote is required to adopt the Articles Extension Proposal, the Trust Extension Proposal, the Conversion Amendment Proposal and the Adjournment Proposal?

Approval of each of the Articles Extension Proposal and the Conversion Amendment Proposal will require special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Moringa’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

Under the Trust Agreement, approval of the Trust Extension Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding ordinary shares entitled to vote thereon.

The Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of the shareholders of Moringa as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution..

When would the Board abandon the Articles Extension and the Trust Extension?

Our Board will abandon the Articles Extension and the Trust Extension if our shareholders do not approve the Articles Extension Proposal and the Trust Extension Proposal. If we abandon the Articles Extension, public shareholders will not have their Public Shares redeemed in connection with the Meeting.

What happens if I sell my ordinary shares or units of the Company before the Meeting?

The July 25, 2023 record date is earlier than the date of the Meeting. If you transfer your Public Shares after the record date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your Public Shares prior to the record date, you will have no right to vote those shares at the Meeting.

Will the Company seek any further extensions to liquidate the Trust Account?

Other than the Articles Extension Proposal, until the expiration of the Articles Extension as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the Holisto Business Combination or an alternative business combination.

What happens if the Articles Extension Proposal and Trust Extension Proposal are not approved?

If the Articles Extension Proposal and Trust Extension Proposal are not approved, and we do not consummate an initial business combination by August 19, 2023, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the public shareholders.

Our Sponsor has waived its rights to participate in any liquidation distribution with respect to its Founder Shares and Private Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

Additionally, payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

What happens if the Conversion Amendment Proposal is not approved?

If the Conversion Amendment Proposal is not approved, we will not amend our Articles to provide for the ability of holders of our Class B ordinary shares to convert such shares to Class A ordinary shares at the holder’s election. Instead, the Class B ordinary shares would only become convertible upon consummation of a business combination. In the event the Articles Extension Proposal and Trust Extension Proposal are approved and shareholder redemptions are processed in connection with such approvals, we may not have enough Class A ordinary shares outstanding to regain compliance with those Nasdaq continued listing standards with which we do not currently comply, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty in completing a business combination.

If the Articles Extension Proposal, Trust Extension Proposal and Conversion Amendment Proposal are approved, what happens next?

Subject to the approval of (1) the Articles Extension Proposal by a special resolution being a resolution passed by a majority of at least two-thirds of Moringa’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and (2) the Trust Extension Proposal by the affirmative vote of holders of 65% of the Company’s outstanding ordinary shares entitled to vote thereon, we will file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto, and the Trust Extension in the form of Annex B hereto will become effective. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended, and its Public Units, Public Shares and Public Warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will continue to work to consummate the Holisto Business Combination or an alternative business combination prior to the expiration of the Articles Extension.

In addition, subject to the approval of the Conversion Amendment Proposal by a special resolution being a resolution passed by a majority of at least two-thirds of Moringa’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, we will file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex C hereto. Upon conversion of any Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares shall still not be entitled to receive funds from the Trust Account through redemptions or otherwise. Additionally, the as-converted Class A ordinary shares will remain subject to all of the restrictions applicable to the pre-conversion Class B ordinary shares, including the prohibition on transferring, assigning or selling such shares until the earliest to occur of: (A) the expiration of one year after the completion of a business combination, subject to certain exceptions, or (B) subsequent to our initial business combination, (x) if the last reported sale price of the ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least six months after our initial business combination, or (y) the date following the completion of our initial business combination on which we complete a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

Would I still be able to exercise my redemption rights if I vote against the Articles Extension Proposal, Trust Extension Proposal and the Conversion Amendment Proposal?

Yes, assuming you are a shareholder as of the record date and continue to hold your shares at the time of your Redemption (and subsequent Redemption payment). However, payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension. If you do not redeem your Public Shares in connection with the Meeting, and you disagree with the Holisto Business Combination or alternative business combination when it is proposed for shareholder approval, you will retain your right to redeem your public shares upon consummation of the relevant business combination, subject to any limitations set forth in the Articles.

When and where is the Meeting?

The Meeting will be held at 9:00 a.m. Eastern Time/ 4:00 p.m. local time, on August 16, 2023, at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company’s shareholders may attend and vote at the Meeting in person and/or by visiting https://www.cstproxy.com/moringaac/ext2023 and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 5829629#. The hybrid format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost.

How do I attend the Meeting virtually?

Registered shareholders received a proxy card from Continental. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on August 10, 2023 at 9:00 a.m. Eastern Time (four (4) business days prior to the Meeting date). Enter the URL address into your browser https://www.cstproxy.com/moringaac/ext2023, enter your control number, name and email address. Once you pre-register you will be able to vote. At the start of the Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.

Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting virtually and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

If you do not attend the Meeting in person and do not have internet capabilities, you can listen only to the Meeting by dialing 1 800-450-7155 (toll-free), within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 5829629#. This is listen only; you will not be able to vote or enter questions during the Meeting.

How do I vote?

If you are a holder of record of Company ordinary shares, you may vote in person or virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting in person or virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/moringaac/ext2023. You may still attend the Meeting and vote virtually or in person if you have already voted by proxy.

If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person or virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the Meeting virtually?”

How do I change my vote?

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR”, “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes for each proposal. Approval of the Articles Extension Proposal and the Conversion Amendment Proposal require a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of Moringa’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous resolution. Approval of the Trust Extension Proposal requires the affirmative vote of the holders of at least 65% of the outstanding Company ordinary shares entitled to vote thereon. Lastly, approval of the Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of shareholders of Moringa as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

If you do not vote, your action will have the effect of a vote against the Trust Extension Proposal and, if a valid quorum is otherwise established, no effect on the Articles Extension Proposal, Conversion Amendment Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withheld votes (as applicable) will have the effect of a vote against the Trust Extension Proposal and no effect on the Articles Extension Proposal, Conversion Amendment Proposal or the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. All of the proposals to be presented at the Meeting are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. The holders of a majority of the shares in the capital of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum.

Who can vote at the Meeting?

Only holders of record of the Company’s ordinary shares at the close of business on July 25, 2023 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On that record date, 3,069,567 Class A ordinary shares and 2,875,000 Founder Shares were outstanding and entitled to vote.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of Our Sponsor, Directors and Officers.”

What happens to the Company’s warrants if the Articles Extension Proposal and Trust Extension Proposal are not approved?

If the Articles Extension Proposal or Trust Extension Proposal is not approved and we do not consummate a business combination by August 19, 2023, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the public shareholders. In that case, the Public Warrants, as well as Private Shares and Private Warrants contained in the Private Units, will be worthless.

What happens to the Company’s warrants if both the Articles Extension Proposal and Trust Extension Proposal are approved?

If both the Articles Extension Proposal and Trust Extension Proposal are approved, the Company will be able to continue its efforts to consummate the Holisto Business Combination or an alternative business combination until the expiration of the Articles Extension and will retain the blank check company restrictions previously applicable to it, and the Public Warrants and Private Units will remain outstanding in accordance with their terms.

How do I redeem my Public Shares?

If the Articles Extension and the Trust Extension are implemented, each public shareholder may redeem all or a portion of his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve the Holisto Business Combination or an alternative business combination, or if the Company has not consummated any business combination by the expiration of the period of the Articles Extension.

To demand a Redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on August 14, 2023. You will only be entitled to receive cash in connection with a Redemption of these shares if you continue to hold them until the effective date of the Articles Extension, Trust Extension and Redemption.

Pursuant to our Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Articles Extension Proposal and Trust Extension Proposal are approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

 (i) (a) hold Public Shares or (b) hold Public Shares as part of Public Units and you elect to separate your units into the underlying Public Shares and Public Warrants prior to exercising your Redemption rights with respect to the Public Shares; and

(ii) prior to 5:00 p.m., Eastern Time, on August 14, 2023, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Articles Extension Proposal and Trust Extension Proposal.

Holders of units must elect to separate the underlying Public Shares and Public Warrants prior to exercising Redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical share certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Articles Extension Proposal and Trust Extension Proposal will not be redeemed for cash held in the Trust Account.

Any demand for Redemption, once made, may be withdrawn at any time until the deadline for exercising Redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with a Redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically).

In the event that a public shareholder tenders its shares and decides prior to the deadline for exercising Redemption requests that it does not want to redeem its shares, the shareholder may withdraw the tender. Requests to withdraw a demand for redemption after the deadline for exercising redemption requests can only be completed if we consent. If you delivered your share certificates (if applicable) for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (or thereafter with our consent) not to redeem your shares, you may request that our transfer agent return the share certificates. You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Articles Extension Proposal and Trust Extension Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Articles Extension Proposal and Trust Extension Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Articles Extension Proposal and the Trust Extension Proposal would receive payment of the redemption price for such shares soon after the implementation of the Articles Extension and Trust Extension. The transfer agent will hold the share certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a Public Unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding Public Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Public Units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into Public Shares and Public Warrants. See “How do I redeem my Public Shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Advantage’s customary fees, plus disbursements, and indemnify Advantage against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Articles Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The forward-looking statements contained in this proxy statement include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

●	our ability to complete the Holisto Business Combination or an alternative business combination prior to the Articles Extension Date (assuming approval of the Articles Extension and Trust Extension at the Meeting);

●	our expectations around the performance of the prospective target business of Holisto or another target company;

●	our potential ability to obtain additional financing to complete the Holisto Business Combination or an alternative business combination;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●	risks associated with combining with a technology-oriented business in Israel like Holisto or any alternative target company;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of our funds held outside of the Trust Account or available to us from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties; or

●	the expected financial performance of the combined company following our initial business combination.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described under “Risk Factors” in this proxy statement, in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023 (the “2022 Annual Report”), in our other SEC filings, and under “Risk Factors” in Holisto’s registration statement on Form F-4, initially filed with the SEC on September 7, 2022. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

RISK FACTORS

Investing in our securities involves risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our 2022 Annual Report, the risk factors set forth in Holisto’s registration statement on Form F-4, and the factors described in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”

If Moringa is unable to complete the Holisto Business Combination with Holisto or another business combination by August 19, 2023 (or such later date as Moringa shareholders may approve pursuant to the Articles Extension Proposal and the Trust Extension Proposal), Moringa will cease all operations except for the purpose of winding up, dissolving and liquidating and Moringa will redeem all of its Class A ordinary shares and liquidate the Trust Account, in which case Moringa shareholders may only receive approximately $10.00 per share and the Moringa warrants will expire worthless. In such event, third parties may also bring claims against Moringa and, as a result, the proceeds held in the Trust Account could be reduced and the per share liquidation price received by Moringa shareholders could be less than $10.00 per share.

Under the terms of the existing Articles (absent the approval of the Articles Extension Proposal at the Meeting), Moringa must complete a business combination by August 19, 2023, or else must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares and, subject to the approval of the remaining Moringa shareholders and the Board, dissolving and liquidating. In such event, third parties may bring claims against Moringa. Although Moringa has obtained waiver agreements from certain vendors and service providers (other than its independent auditors) it has engaged and owes money to, and the prospective target businesses it has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the Trust Account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the Trust Account could be subject to claims that could take priority over those of Moringa’s public shareholders.

The Sponsor has agreed that it will be liable to Moringa if and to the extent any claims by a vendor (other than Moringa’s independent auditors) for services rendered or products sold to Moringa, or a prospective target business with which Moringa has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Moringa Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the Trust Account assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Moringa’s indemnity of the underwriters of its IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. Moringa has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of Moringa. Accordingly, the Sponsor may not have sufficient funds available to satisfy those obligations. Moringa has not asked the Sponsor to reserve for such obligations, and therefore, no funds are currently set aside to cover any such obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for the Holisto Business Combination or an alternative business combination and the transactions contemplated thereby and for redemptions could be reduced to less than $10.00 per Public Share. In such event, Moringa may not be able to complete the Holisto Business Combination, and you would receive such lesser amount per share in connection with any redemption of your Public Shares. None of our officers or directors will indemnify Moringa for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

If the Holisto Business Combination or a business combination with another company is not completed by August 19, 2023 or such later date as Moringa shareholders may approve pursuant to the Articles Extension Proposal and the Trust Extension Proposal, you may not benefit from leaving your investment in the Trust Account and not electing to redeem your Moringa ordinary shares.

Under the existing Articles (if the Articles Extension Proposal is not approved), if a business combination is not completed by August 19, 2023, which is two years from the closing of its IPO, Moringa is to be liquidated and the proceeds in the Trust Account paid to the Moringa shareholders, subject to any right of creditors in the Trust Account. In that case, the Holisto Business Combination Agreement (and any other business combination agreement to which we may be party at the time) will be terminated. Any extension of that date requires approval by Moringa’s shareholders (as will be proposed at the Meeting) and, in seeking such approval, Moringa must offer its shareholders the right to have their Public Shares redeemed. It is possible that all, or a significant percentage of the public shareholders will exercise their redemption rights, even if the Sponsor agrees to make a payment to the Trust Account to discourage redemption.

In addition to other factors which would cause a public shareholder to redeem his, her or its Public Shares, the SEC’s approach that may treat a SPAC such as ours as an investment company under the Investment Company Act may provide a reason for shareholders to exercise their redemption right rather than extend the date by which a business combination must be completed. The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of our being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash or in an interest-bearing demand deposit account would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of Moringa. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

We may not be able to complete the Holisto Business Combination by the expiration of the Articles Extension, even if the Articles Extension Proposal and the Trust Extension Proposal are approved by our shareholders, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate and dissolve.

We may not be able to complete the Holisto Business Combination or an alternative business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal and the Trust Extension Proposal are approved by our shareholders. Our ability to complete the Holisto Business Combination or an alternative business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our 2022 Annual Report, in Holisto’s registration statement on Form F-4, and in other reports that we file with the SEC. Under the Holisto Business Combination Agreement, as amended, either party may terminate that agreement unilaterally, without penalty, after January 1, 2023. If we have not completed our initial business combination prior to the Articles Extension Date (assuming that the Articles Extension is approved pursuant to the Articles Extension Proposal), and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Island law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Additionally, we are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension Proposal and the Trust Extension Proposal and, if needed, any additional extensions, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Articles Extension Proposal and the Trust Extension Proposal are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Holisto Business Combination or an alternative business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Additional extensions beyond the Articles Extension may be required, which may subject us and our shareholders to additional risks and contingencies that would make it more challenging for us to complete the Holisto Business Combination or an alternative business combination.

Nasdaq may delist Moringa’s securities from its exchange which could limit investors’ ability to make transactions in its securities and subject Moringa to additional trading restrictions.

Nasdaq IM-5101-2 requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. The extension that we are requesting at the Meeting will extend until the 42 month anniversary of our IPO, which will take us beyond the permitted period for a business combination under the foregoing Nasdaq rule. Therefore, unless we complete a business combination by February 19, 2024, we may be subject to suspension and delisting from The Nasdaq Capital Market due to our non-compliance with that requirement, unless we timely request a hearing before the Nasdaq Hearings Panel, in which case we may be given additional time to complete a business combination transaction prior to delisting.

Furthermore, on March 28, 2023, we received a written notice (the “Notice”) from the Nasdaq Listing Qualifications Department indicating that we were not in compliance with Nasdaq Listing Rule 5550(a)(3), which requires us to have at least 300 public holders for continued listing on the Nasdaq Capital Market (the “Minimum Public Holders Rule”). The Notice was only a notification of deficiency, not of imminent delisting, and had no current effect on the listing or trading of our securities on The Nasdaq Capital Market. The Notice stated that we had 45 calendar days to submit a plan to regain compliance with the Minimum Public Holders Rule. We submitted a plan to regain compliance with the Minimum Public Holders Rule within the required timeframe, and Nasdaq granted us an extension of 180 calendar days from the date of the Notice to evidence compliance with the Minimum Public Holders Rule.

We cannot assure you that we will be able to regain compliance with the Minimum Public Holders Rule. Our failure to meet these requirements would result in our securities being delisted from Nasdaq.

We and the holders of our securities could be materially adversely impacted if our securities are delisted from Nasdaq due to non-compliance with either of the above rules. In particular:

●	the price of our securities will likely decrease as a result of the loss of market efficiencies associated with Nasdaq;

●	holders may be unable to sell or purchase our securities when they wish to do so;

●	we may become subject to shareholder litigation;

●	we may lose the interest of institutional investors in our securities;

●	we may lose media and analyst coverage; and

●	we would likely lose any active trading market for our securities, as our securities may then only be traded on one of the over-the-counter markets, if at all.

SEC rules affecting special purpose acquisition companies may adversely affect our ability to negotiate and complete our initial business combination. In particular, certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with our initial business combination may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. We may be forced to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account or liquidate and dissolve the Company at an earlier time than we might otherwise choose.

Our consummation of the Holisto Business Combination or an alternative business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications, and the post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with the foregoing may be difficult, time consuming and costly. Laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our ability to complete the Holisto Business Combination or an alternative business combination.

In particular, to the extent that Moringa, as a SPAC, is deemed to be subject to regulation under the Investment Company Act of 1940, or, in order to avoid that regulation, we limit our duration, alter the assets that we hold, change our business purpose, or limit our activities, that may increase the costs of and the time needed to complete our initial business combination, and may constrain the circumstances under which we could complete our initial business combination. Because we are more at risk of being considered an unregistered investment company if the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds for a longer period of time, we are more likely to liquidate those investments sooner than desired and thereafter hold all funds in the Trust Account in an interest-bearing demand deposit account. That may also lead to our liquidating and dissolving the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate and dissolve the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. It is possible that a claim could be made that we have been operating as an unregistered investment company. The longer that the funds in the Trust Account are invested exclusively in short-term U.S. government treasury obligations or in money market funds, the greater the risk that we may be considered an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate and dissolve the Company. If we are required to liquidate and dissolve, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

Moringa may be deemed a “foreign person” and therefore may not be able to complete its business combination because such transaction may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States, or may be ultimately prohibited.

Our Sponsor, Moringa Sponsor, LP, is a non-U.S. entity that is controlled by non-U.S. persons. We are party to the Holisto Business Combination Agreement with Holisto and do not believe that there is a material risk that the Holisto Business Combination would be prohibited or significantly delayed as a result of regulatory review of the Holisto Business Combination by a U.S. government entity. Nevertheless, either party may currently terminate the Holisto Business Combination Agreement unilaterally without penalty, and if that occurs, and the Articles Extension Proposal and Trust Extension Proposal are approved at the Meeting, we may pursue a business combination target in any business or industry and across any geographical region, including in the United States. Certain transactions in the United States are subject to specific rules or regulations that may limit, prohibit, or create additional requirements with respect to foreign ownership of a U.S. company. In particular, our initial business combination, if effected with a U.S. target company, may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, the Committee on Foreign Investment in the United States (“CFIUS”) has authority to review certain direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President of the United States prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

As such, a business combination with a U.S. business or foreign business with U.S. operations that we may potentially wish to pursue if the Holisto Business Combination Agreement is terminated (and the Articles Extension Proposal and Trust Extension Proposal are approved) may be subject to CFIUS review. If a particular proposed business combination with a U.S. business falls within CFIUS’ jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to delay or recommend that the President of the United States block our proposed initial business combination, require conditions with respect to such initial business combination or recommend that the President of the United States order us to divest all or a portion of the U.S. target business of our business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, or delay or prevent us from pursuing, certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain types of U.S. businesses may be subject to rules or regulations that limit or impose requirements with respect to foreign ownership.

If CFIUS determines it has jurisdiction, CFIUS may decide to recommend a block or delay our business combination, or require conditions with respect to it, which may delay or prevent us from consummating a potential transaction. It is unclear at this stage whether any such potential business combination transaction would fall within CFIUS’s jurisdiction, and if so, whether we would be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS.

The process of review by a governmental entity, whether by CFIUS or otherwise, could be lengthy. Because we would have only a limited amount time left to complete our business combination, even with a further twelve-month extension due to approval of the Articles Extension Proposal and Trust Extension Proposal, our failure to obtain any required approvals within the requisite time period may require us to liquidate and dissolve. If we are unable to consummate our initial business combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible, redeem the public shares for a pro rata portion of the funds held in the Trust Account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the chance of realizing future gains through any price appreciation in the combined company. Additionally, our warrants will become worthless. As a result, the pool of potential additional targets (besides Holisto) with which we could complete a business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar ties to non-U.S. persons.

BACKGROUND

We are a blank check company incorporated on September 24, 2020, as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

As of the record date for the Meeting, there were 5,944,567 ordinary shares outstanding, consisting of (i) 3,069,567 Class A ordinary shares, of which 2,589,567 are Public Shares, 380,000 are Private Shares included in Private Units (as described below), and 100,000 are representative shares (as described below), and (ii) 2,875,000 Class B ordinary shares. Concurrently with the closings of our initial public offering (including the full exercise of the underwriters’ over-allotment option), our Sponsor and EarlyBirdCapital (which served as the underwriter for the initial public offering) purchased, in the aggregate, 380,000 Private Units at a price of $10 per unit ($3,800,000) in a private placement. Our Sponsor purchased 352,857 of those units and EarlyBirdCapital purchased 27,143 of those units. Each private unit is comprised of one Class A ordinary share and one-half warrant (to purchase one-half Class A ordinary share). Each whole Private Warrant is exercisable to purchase one whole ordinary share at $11.50 per share, subject to adjustment as provided herein. The purchase price of the Private Units was added to the proceeds from our initial public offering held in the Trust Account pending our completion of our initial business combination. In addition, we sold 100,000 Class A ordinary shares to EarlyBirdCapital for $10 prior to the IPO, which we refer to as the representative shares. If we do not complete our initial business combination within 30 months from the closing of our initial public offering (which is the current expiration date, prior to the Articles Extension, if it is approved), the proceeds of the sale of the Private Units held in the Trust Account will be used to fund the redemption of our Public Shares, and the Private Warrants will expire worthless. The Private Warrants are subject to the transfer restrictions described below. The Private Warrants will not be redeemable by us so long as they are held by the Sponsor, EarlyBirdCapital or their respective permitted transferees. If the Private Warrants are held by holders other than our Sponsor, EarlyBirdCapital or their respective permitted transferees, the Private Warrants will be redeemable by us and exercisable by the holders on the same basis as the Public Warrants included in the Public Units sold in our IPO. Otherwise, the Private Warrants have terms and provisions that are identical to those of the Public Warrants.

The Board currently believes that there will not be sufficient time before August 19, 2023 (i.e., the 30-month anniversary of the consummation of the IPO) to complete the Holisto Business Combination or any alternative business combination. Accordingly, the Board believes that in order to be able to both consummate a business combination and allow for current holders of public shares to elect a Redemption, we will need to implement the Articles Extension and the Trust Extension.

Approximately $27.45 million in proceeds from our IPO, the simultaneous sale of units in the Private Placement, and interest income are being held in our Trust Account in the United States maintained by Continental, acting as trustee, as of July 11, 2023. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. We expect that the proceeds held in the Trust Account will continue to be invested in United States government treasury bills with a maturity of 185 days or less, or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, until the earlier of: (i) the completion of our initial business combination, or (ii) the liquidation, and distribution of the proceeds from, the Trust Account. We may, however, decide in the future to liquidate our current investments in the Trust Account and transfer the funds in the Trust Account into an interest-bearing demand deposit account in order to avoid the risk of being deemed an unregistered “investment company” under the Investment Company Act. Pursuant to the Trust Agreement, the trustee is not permitted to invest in any securities or assets other than the foregoing. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 30 months from the closing of the IPO, subject to extension, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 30 months from the closing of the IPO or during the Articles Extension period, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the Public Shares.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and units that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”

You are not being asked to vote on any business combination at this time. If the Articles Extension and Trust Extension are implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider the Holisto Business Combination or an alternative business combination, you will be entitled to vote on the Holisto Business Combination or such other business combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event the Holisto Business Combination or an alternative business combination is approved and completed or we have not consummated a business combination by the expiration of the Articles Extension period, subject to the terms of the Articles.

THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with an extraordinary general meeting in lieu of the 2023 annual general meeting of shareholders to be held on August 16, 2023 at  9:00 a.m. Eastern Time/ 4:00 p.m. local time at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/moringaac/ext2023.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal No. 1 - A proposal to approve, by way of special resolution, an amendment to the Articles to extend the Current Termination Date by which Moringa has to consummate a business combination from August 19, 2023 to August 19, 2024 (the “Articles Extension Proposal”). A copy of the proposed amendment is set forth in Annex A to this proxy statement;

2.	Proposal No. 2 - A proposal to amend the Trust Agreement, by and between the Company and Continental, to extend the date by which the Company is required to consummate a business combination from August 19, 2023 to August 19, 2024, or such earlier date as may be determined by our Board in its sole discretion (the “Trust Extension Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to this proxy statement;

3.	Proposal No. 3 - A proposal to approve, by way of special resolution, an amendment to the Articles to provide for the right of a holder of Class B ordinary shares to convert such shares into Class A ordinary shares, on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Conversion Amendment Proposal”). A copy of the proposed amendment is set forth in Annex C to this proxy statement; and

4.	Proposal No. 4 - A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Articles Extension Proposal, the Trust Extension Proposal or the Conversion Amendment Proposal. The Articles Extension Proposal and the Trust Extension Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete a business combination transaction. The Conversion Amendment Proposal is important toward maintaining the listing of our securities on Nasdaq until we complete our initial business combination, which will help us to achieve a successful initial business combination.

You are not being asked to vote on the Holisto Business Combination or an alternative business combination at this time. If the Articles Extension and Trust Extension proposals are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on our initial business combination transaction when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the business combination transaction is approved and completed. You will also thereby retain the right to receive a redemption payment for your Public Shares if we have not consummated the Holisto Business Combination or an alternative business combination on or prior to the Articles Extension Date, subject to the terms of the Articles.

Public shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Articles Extension Proposal regardless of whether or how such public shareholders vote with respect to the Articles Extension Proposal. Additionally, payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension. If the Articles Extension Proposal and Trust Extension Proposal are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account when a business combination transaction is presented for a vote of our shareholders. Furthermore, if the Articles Extension Proposal and the Trust Extension Proposal are approved and the Articles Extension is implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the passage of the Articles Extension Date.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with a Redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with a Redemption will reduce the amount held in the Trust Account following the Redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $27.45 million that was in the Trust Account as of July 11, 2023

If the Articles Extension Proposal and the Trust Extension Proposal are not approved and we do not consummate an initial business combination by August 19, 2023, in accordance with our Articles, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In addition, our warrants will expire worthless.

The approval of each of the Articles Extension Proposal and the Conversion Amendment Proposal requires a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of Moringa’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. The approval of the Trust Extension Proposal requires the affirmative vote of the holders of at least 65% of the outstanding Company ordinary shares entitled to vote thereon.. Approval of the Adjournment Proposal requires an ordinary resolution which is a resolution passed by a simple majority of shareholders of Moringa as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Our Board will abandon and not implement the Articles Extension Proposal or the Trust Extension Proposal unless our shareholders approve both the Articles Extension Proposal and the Trust Extension Proposal. Notwithstanding shareholder approval of the Articles Extension Proposal and the Trust Extension Proposal, our Board will retain the right to abandon and not implement the Articles Extension or Trust Extension at any time before the implementation thereof without any further action by our shareholders.

Only holders of record of our ordinary shares at the close of business on July 25, 2023 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on July 25, 2023 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about August 2, 2023.

Dissenters’ Right of Appraisal

Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Outstanding Shares and Quorum

The number of outstanding ordinary shares entitled to vote at the Meeting is 5,944,567 ordinary shares outstanding, consisting of (i) 3,069,567 Class A ordinary shares, and (ii) 2,875,000 Class B ordinary shares. Each ordinary share is entitled to one vote. The presence of holders of a majority of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. Abstentions will be counted as present for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. The Class A ordinary shares and Class B ordinary shares are entitled to vote together as a single class on the Articles Extension Proposal, the Trust Extension Proposal, the Conversion Amendment Proposal and the Adjournment Proposal.

Abstentions and Broker Non-Votes

An abstention occurs when a shareholder attends a meeting, or is represented by proxy, but abstains from voting. At the Meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Assuming that a quorum is present, a Moringa shareholder’s abstention will have no effect on the outcome of the votes on the Articles Extension Proposal, the Conversion Amendment Proposal or the Adjournment Proposal. An abstention would, however, have the equivalent effect of a vote against the Trust Extension Proposal since the required majority for approval of that proposal is 65% of the outstanding Company ordinary shares entitled to vote on the proposal.

Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at a shareholder meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Because, under Nasdaq rules, brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the four proposals described in this proxy statement, if a beneficial owner of ordinary shares held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be permitted under Nasdaq rules to be voted at the Meeting, and thus will not be counted as present or represented by proxy at the Meeting. The votes to approve the Articles Extension Proposal, the Conversion Amendment Proposal or the Adjournment Proposal are based on the votes actually cast by the shareholders present or represented by proxy and entitled to vote at the Meeting. As a result, assuming that a quorum is present, if you fail to issue voting instructions to your broker, bank or other nominee, it will have no effect on the outcome of the Articles Extension Proposal, the Conversion Amendment Proposal, or the Adjournment Proposal. The vote to approve the Trust Extension Proposal is based on the total ordinary shares outstanding. As a result, if you fail to issue voting instructions to your broker, bank or other nominee, it will have the effect of a vote against the Trust Extension Proposal.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

Proposal	Vote Required
Articles Extension	A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Moringa’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution

Trust Extension	At least sixty-five percent (65%) of the outstanding ordinary shares entitled to vote thereon in person or by proxy at the Meeting

Conversion Amendment	A special resolution as a matter of Cayman Islands law, being a resolution passed by at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution

Adjournment	An ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders of Moringa as being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution

An abstention, or a failure to vote, on the Trust Extension Proposal will have the effect of a vote “AGAINST” such proposal, but will have no effect on the votes with respect to the Articles Extension Proposal, the Conversion Amendment Proposal or the Adjournment Proposal, assuming a quorum is present.

The chairman of the Meeting may adjourn the Meeting whether or not there is a quorum, to reconvene at the same or some other place, and may adjourn the Meeting from time to time until a quorum shall be present. Under the Articles, if there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum. If the Meeting is adjourned for 30 days or more, notice of the adjourned Meeting must be given. Otherwise, it will not be necessary to give any such notice of the adjourned Meeting.

Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.

●	You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Articles Extension Proposal, “FOR” the Trust Extension Proposal, “FOR” the Conversion Amendment Proposal and “FOR” the Adjournment Proposal.

●	You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your Public Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Advantage Proxy, our proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

We have retained Advantage Proxy to aid in the solicitation of proxies for the Meeting. Advantage Proxy will receive a fee of approximately $7,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own Public Shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 250 Park Avenue, 7th Floor, New York, NY 10177, and via email to gil@moringaac.com; and

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	the fact that the Sponsor holds an aggregate of 2,875,000 Class B Ordinary Shares, for which it paid $25,000, and 352,857 Private Shares and 176,429 Private Warrants contained in the Private Units, for which it paid $3,528,570, all of which would expire worthless if an initial business combination is not consummated and such securities will have a significantly higher value if the Holisto Business Combination or an alternative business combination is consummated, estimated at approximately $34,258,695 based on the reported closing price of $10.61 per Class A ordinary share and $0.0631 per warrant on Nasdaq on July 12, 2023;

●	since February 2021, we pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support services;

●	the fact that, unless the Company consummates the initial business combination, the Sponsor and our directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of March 31, 2023) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that the Sponsor has loaned to us $1,490,000 in working capital loans, which are evidenced by promissory notes that we have issued to the Sponsor, and which are repayable upon the earlier of the Current Termination Date (which we expect will be extended to the Articles Extension Date) or the consummation of an initial business combination. The Sponsor has the right to convert the working capital loans into warrants at $1.00 per warrant;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination on or prior to the Articles Extension Date, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, from the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on an initial business combination transaction and may even continue to serve following the potential initial business combination transaction and receive compensation thereafter.

Redemption Rights

Pursuant to our current Articles, our public shareholders will be provided with the opportunity to redeem their Public Shares upon the approval of the Articles Extension, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding Public Shares. If your Redemption request is properly made and the Articles Extension Proposal and Trust Extension Proposal are approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $27.45 million on July 11, 2023, the estimated per share redemption price would have been approximately $10.60. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting, but payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on August 14, 2022 (two (2) business days before the Meeting) that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical share certificates should allot sufficient time to obtain physical share certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical share certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the share certificate representing such holder’s shares in connection with a Redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Articles Extension Proposal and the Trust Extension Proposal are not approved and we do not consummate a business combination transaction by August 19, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase ordinary shares will expire worthless.

Holders of outstanding Public Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into Public Shares and Public Warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and Public Warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and Public Warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL NO 1: THE ARTICLES EXTENSION PROPOSAL

Background

The proposed Articles Extension would amend the Company’s Articles to extend the date by which the Company would be permitted to consummate the Holisto Business Combination from August 19, 2023 to August 19, 2024. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on any business combination at this time. If the Articles Extension and Trust Extension are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the Holisto Business Combination or an alternative business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event such business combination is approved and completed. If the Company has not consummated a business combination transaction on or prior to the Articles Extension Date, you will receive a redemption payment for your Public Shares, subject to the terms of the Articles.

Reasons for the Proposed Articles Extension

The Company is proposing to amend, by way of special resolution, its Articles to extend the date by which it would be permitted to consummate an initial business combination transaction from August 19, 2023 to August 19, 2024.

The purpose of the Articles Extension Proposal (along with the Trust Extension Proposal) is to provide us additional time to complete an initial business combination transaction.

On June 9, 2022, we entered into the Holisto Business Combination Agreement with Holisto, an Israeli company and a tech-powered online travel agency, which aims to make hotel booking affordable and personalized for consumers, for a proposed Holisto Business Combination between Moringa and Holisto. On August 17, 2022, Moringa and Holisto entered into an Amendment to the Holisto Business Combination Agreement, as described in our Current Report on Form 8-K filed with the SEC that day. The Amendment amended the Holisto Business Combination Agreement to: (1) extend the Outside Date under the Holisto Business Combination Agreement from November 15, 2022 to January 1, 2023; and (2) extend the date upon which a registration statement on Form F-4 in respect of the Holisto Business Combination under the Holisto Business Combination Agreement was required to be filed by Holisto with the SEC, from 10 weeks after June 9, 2022 to 13 weeks after such date. On January 1, 2023, Moringa and Holisto entered into Amendment No. 2 to the Holisto Business Combination Agreement, as described in our Current Report on Form 8-K filed with the SEC on January 4, 2023. Amendment No. 2 implemented certain additional changes to the Holisto Business Combination Agreement, including, among other things: (i) removing the non-solicitation restrictions from both parties; (ii) providing that if Holisto seeks financing alternatives and solicits other potential transactions as alternatives to the Holisto Business Combination, it must provide Moringa at least 24 hours prior written notice before entering into any such financing or alternative transaction, and before making a related public filing; (iii) providing that any equity securities of Holisto issuable pursuant to a financing transaction prior to the closing of the Holisto Business Combination will not reduce Moringa’s security holders’ share of the combined company; and (iv) removing the closing condition for Holisto to have net tangible assets of at least $5,000,001 upon the completion of the Holisto Business Combination and replacing it with a condition for Holisto to be approved for listing on, and in compliance with any set of listing requirements of, the Nasdaq Stock Market. For additional information about the Holisto Business Combination, please see our Current Reports on Form 8-K filed by the Company with the SEC on June 9, 2022, August 17, 2022 and January 4, 2023.

Our Board currently believes that there will not be sufficient time before August 19, 2023 to complete the Holisto Business Combination. Our Board is also considering alternative business combination possibilities. Accordingly, the Board believes that in order for us to be able to consummate either the Holisto Business Combination or an alternative business combination transaction, it would be necessary to extend, to the Articles Extension Date, the deadline by which we would be permitted to consummate a business combination. We believe it would be in the best interests of our shareholders to have the opportunity to participate in an investment in either the Moringa-Holisto combined company or in an alternative combined company that would be based on a different business combination transaction that we may bring to our shareholders for approval.

If the Articles Extension Is Approved

If both the Articles Extension Proposal and the Trust Extension Proposal are approved, the Articles Extension in the form of Annex A hereto will be immediately effective, subject to subsequent filing in the Cayman Islands, and the Trust Account will not be liquidated other than (i) in connection with our completion of a business combination transaction, (ii) in connection with our liquidation if we do not complete a business combination by the Articles Extension Date, or (iii) earlier than the Articles Extension Date, if our Board so determines. If these proposals are approved, we will continue to attempt to consummate a business combination transaction until the Articles Extension Date.

If the Articles Extension Proposal and Trust Extension Proposal are approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all Public Shares on a specified date following the filing of the Articles Extension at any time before or after the Current Termination Date, and on or prior to the Articles Extension Date.

If the Articles Extension Is Not Approved

If the Articles Extension Proposal (or the Trust Extension Proposal) is not approved and we have not consummated the Holisto Business Combination or an alternative business combination by August 19, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. We believe that if either of the Articles Extension Proposal or the Trust Extension Proposal is not approved, we will be unable to consummate the Holisto Business Combination or any other business combination by August 19, 2023.

If the Company liquidates and dissolves, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our Articles such as the Articles Extension. On the record date, the Sponsor beneficially owned and was entitled to vote 3,227,857 ordinary shares, in the aggregate, which represent 54.3% of the Company’s issued and outstanding ordinary shares.

In connection with the Articles Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Articles Extension Proposal or the Trust Extension Proposal, and a Redemption request can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public shareholders may make a Redemption request regardless of whether such public shareholders were holders as of the record date. However, payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension. If the Articles Extension Proposal and the Trust Extension Proposal are approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to the shareholders for approval, subject to any limitations set forth in our Articles, as amended by the Articles Extension (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $27.45 million of marketable securities as of July 11, 2023. In addition, public shareholders who do not make a Redemption request would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Articles Extension Date, or upon our earlier liquidation based on a decision of the Board.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or August 14, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its Public Shares.

As of July 11, 2023, there was approximately $27.45 million of marketable securities in the Trust Account. If the Articles Extension Proposal and the Trust Extension Proposal are approved and the Company extends the business combination period to last through August 19, 2024 (or such earlier date as may be determined by our Board in its sole discretion), the redemption price per share as of the date of the meeting for the approval of a business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.60 per share under the terms of our current Articles and Trust Agreement.

Our Board will abandon and not implement the Articles Extension Proposal unless our shareholders approve both the Articles Extension Proposal and the Trust Extension Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will be implemented.

Vote Required for Approval

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Moringa’s shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution, is required to approve the Articles Extension Proposal. Assuming the presence of a quorum at the Meeting, abstentions or the failure to vote on the Articles Extension Proposal will have no effect on the vote concerning the Articles Extension Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ARTICLES EXTENSION PROPOSAL.

U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Articles Extension Proposal is approved. This discussion applies only to Public Shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances, including the alternative minimum tax or the Medicare tax on investment income, or the consequences to holders subject to special rules, including:

●	our Sponsor, directors and officers and their respective affiliates;

●	financial institutions, insurance companies or other financial services entities;

●	broker-dealers or other persons that are subject to the mark-to-market method of accounting;

●	tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax deferred accounts;

●	governments or agencies or instrumentalities thereof;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or otherwise as compensation;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar; or

●	persons that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States,

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

●	an estate whose income is subject to U.S. federal income tax regardless of its source, or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER, AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Redemption Treated as Sale or Distribution

Subject to the PFIC rules discussed below under “PFIC Considerations,” if a U.S. Holder’s Public Shares are redeemed pursuant to the redemption provisions described in this proxy statement, the U.S. federal income tax consequences to such holder will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Public Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and such U.S. Holder does not constructively own any other shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, such distribution will generally be treated a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if Public Shares are readily tradable on an established securities market in the United States, provided that we are not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any dividends paid with respect to Public Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of Public Shares.” However, we do not currently maintain calculations of our earnings and profits in accordance with U.S. federal income tax principles. U.S. Holders should therefore assume that any amounts treated as a distribution as a result of a redemption of Public Shares will be reported as dividend income.

Taxation of Sale or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

Generally

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. For this purpose, cash generally is treated as held for the production of passive income. The determination of whether a foreign corporation is a PFIC is made annually. Once a foreign corporation is treated as a PFIC it is, with respect to a shareholder during the time it qualifies as a PFIC, and subject to certain exceptions, always treated as a PFIC with respect to such shareholder, regardless of whether it satisfied either of the qualification tests in subsequent years.

Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of Moringa

Based upon the composition of our income and assets, and our expectations regarding the timing of the completion of the Holisto Business Combination, we believe that we will not be eligible for the startup exception and therefore that we have been a PFIC since our first taxable year.

Default PFIC Rules

If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held Public Shares, a QEF election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares, which would include a redemption of Public Shares if such redemption is treated as a sale under the rules discussed above; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares), which may include a redemption of Public Shares if such redemption is treated as a distribution under the rules discussed above.

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

QEF Election

In general, if we are determined to be a PFIC, a U.S. Holder may avoid the PFIC tax consequences described above in respect of its Public Shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such U.S. Holder’s tax return for the taxable year for which the election relates.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621, including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such Public Shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such Public Shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such Public Shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to its Public Shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or as a result of a purging election, as described above), any gain recognized on the sale of the Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such U.S. Holders. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends, under the above rules.

Mark-to-Market Election

Alternatively, a U.S. Holder may make an election to mark marketable shares in a PFIC to market on an annual basis. PFIC shares generally are marketable if they are (i) “regularly traded” on a national securities exchange that is registered with the Securities Exchange Commission or on the national market system established under Section 11A of the Securities and Exchange Act of 1934, or (ii) “regularly traded” on any exchange or market that the Treasury Department determines to have rules sufficient to ensure that the market price accurately represents the fair market value of the shares. The Public Shares, which are listed on Nasdaq, should qualify as marketable shares for this purpose but there can be no assurance that the Public Shares will be “regularly traded”.

Pursuant to such an election, a U.S. Holder would include in each year as ordinary income the excess, if any, of the fair market value of such shares over its adjusted basis at the end of the taxable year. A U.S. Holder may treat as ordinary loss any excess of the adjusted basis of the shares over its fair market value at the end of the year, but only to the extent of the net amount previously included in income as a result of the election in prior years. A U.S. Holder’s adjusted tax basis in the PFIC shares will be increased to reflect any amounts included in income, and decreased to reflect any amounts deducted, as a result of a mark-to-market election. Any gain recognized on a disposition of Public Shares will be treated as ordinary income and any loss will be treated as ordinary loss (but only to the extent of the net amount of income previously included as a result of a mark-to-market election).

PFIC Reporting Requirements

If we are a PFIC, a U.S. Holder of Public Shares will be required to file an annual report on IRS Form 8621 containing such information with respect to its interest in a PFIC as the IRS may require. Failure to file IRS Form 8621 for each applicable taxable year may result in substantial penalties and result in the U.S. Holder’s taxable years being open to audit by the IRS (potentially including with respect to items that do not relate to a U.S. Holder’s investment in the Public Shares) until such forms are properly filed.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Dividend payments with respect to the Public Shares and proceeds from the sale, exchange or redemption of the Public Shares may be subject to information reporting to the IRS and possible backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

PROPOSAL NO 2: THE TRUST EXTENSION PROPOSAL

Background

The proposed Trust Extension would amend the Trust Agreement to extend the date by which the Company would be permitted to consummate a business combination from August 19, 2023 to August 19, 2024, or such earlier date as may be determined by our Board in its sole discretion, including, without limitation, upon the termination for any reason of the Holisto Business Combination Agreement with Holisto or any other business combination agreement to which we may become party. A copy of the proposed Trust Extension is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on the Holisto Business Combination or any alternative business combination at this time. If the Trust Extension is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event that a business combination is approved and completed or if the Company has not consummated a business combination on or prior to the Articles Extension Date, subject to the terms of the Articles.

Reasons for the Trust Extension

The purpose of the Trust Extension is to allow the Company to extend the date by which the Company would be permitted to consummate a business combination from August 19, 2023 to August 19, 2024, or such earlier date as may be determined by our Board in its sole discretion, including, without limitation, upon the termination for any reason of the Holisto Business Combination Agreement or any other business combination agreement to which we may become party. The Trust Extension parallels the proposed Articles Extension.

The current Trust Agreement provides that we have until 30 months after the closing of the IPO, or such later date as may be approved by our shareholders in accordance with the Articles, to terminate the Trust Agreement and liquidate the Trust Account.

If the Trust Extension Is Approved

If both the Articles Extension Proposal and the Trust Extension Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of a business combination or in connection with our liquidation if we do not complete a business combination by the Articles Extension Date. We will then continue to attempt to consummate the Holisto Business Combination or an alternative business combination on or prior to the Articles Extension Date or until the Board determines in its sole discretion that we will not be able to consummate a business combination by the Articles Extension Date and does not wish to continue operations until that date.

If the Trust Extension Is Not Approved

If the Trust Extension is not approved and we do not consummate the Holisto Business Combination or an alternative business combination by August 19, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Our Board will abandon and not implement the Trust Extension Proposal unless our shareholders approve both the Articles Extension Proposal and the Trust Extension Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will be implemented.

Proposed Resolution

At the Meeting, the following resolution will be presented for adoption pursuant to the Trust Extension Proposal:

RESOLVED, that conditional upon the effectiveness of the special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company as set forth in Annex A to the proxy statement for the Meeting, the Company’s entry into an amendment to the Investment Management Trust Agreement, dated as of February 19, 2021, and amended on February 9, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, is hereby authorized and approved.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding ordinary shares entitled to vote thereon is required to approve the Trust Extension Proposal. Consequently, an abstention or a failure to vote on the Trust Extension will have the same effect as a vote “AGAINST” the Trust Extension Proposal.

Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the Trust Extension Proposal at the Meeting; however, payments for Redemptions in connection with this Meeting will only be made if the Articles Extension Proposal and the Trust Extension Proposal receive the requisite shareholder approvals and we determine to implement the Articles Extension and Trust Extension.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE TRUST EXTENSION PROPOSAL.

PROPOSAL NO 3: THE CONVERSION AMENDMENT PROPOSAL

Background

 The proposed Conversion Amendment would amend the Company’s Articles to allow a holder of the Class B ordinary shares to convert them into Class A ordinary shares on a one-for-one basis at any point prior to an initial business combination, at the option of the holder. The complete text of the proposed amendment is attached to this proxy statement as Annex C. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if this proposal is approved, our Board retains the discretionary authority not to file the amendment to the Articles implementing the Conversion Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its shareholders.

Reasons for the Conversion Amendment

Our Articles provide that the Class B ordinary shares shall automatically convert into Class A ordinary shares on a one-for-one bases upon the consummation of a business combination. The purpose of the Conversion Amendment is to allow the Sponsor, as the sole current holder of Class B ordinary shares, to convert them into Class A ordinary shares at any point in time prior to a business combination. Together with the Articles Extension Proposal and the Trust Extension Proposal, this additional proposal will give the Company further flexibility to retain shareholders and to regain compliance with the Nasdaq continued listing requirements with which it does not currently comply.

In particular, on June 15, 2023, we received a written notice from the Nasdaq Listing Qualifications Department indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”), which requires the Company to have at least $35 million market value of listed securities (the “MVLS”) for continued listing on the Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(C), we were granted 180 calendar days, or until December 12, 2023, in which to regain compliance with the MVLS Rule. If at any time before December 12, 2023, our MVLS closes at $35 million or more for a minimum of ten (10) consecutive business days, we will regain compliance with the MVLS Rule.

The assumed value of our Class B ordinary shares does not currently count towards MVLS, but if those shares were to be converted into Class A ordinary shares, their value would count towards MVLS. Assuming no further (or only minimal) Redemptions of Public Shares in connection with the Meeting and the adoption of the Conversion Amendment to our Articles (along with the approval of the Articles Extension Amendment and Trust Agreement Amendment), the subsequent election by our Sponsor to effect such a conversion would be expected to increase our MVLS. That could enable us to regain compliance with the MVLS Rule. If the Articles Extension, Trust Extension and Conversion Amendment are approved by our shareholders but there are significant Redemptions of Public Shares in connection with the Meeting, that could prevent us from regaining compliance with the MVLS Rule even if our Sponsor converts the Class B ordinary shares that it holds into Class A ordinary shares.

If the Conversion Amendment is Approved

If the Conversion Amendment Proposal is approved, the Conversion Amendment in the form of Annex C hereto will, upon adoption by the shareholders, be effective. We will then continue to attempt to consummate an initial business combination until the Articles Extension Date. Upon conversion of any Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares shall still not be entitled to receive funds from the Trust Account through redemptions or otherwise. Additionally, the as-converted Class A ordinary shares will remain subject to all of the restrictions applicable to the pre-conversion Class B ordinary shares, including the prohibition on transferring, assigning or selling such shares until the earliest to occur of: (A) the expiration of one year after the completion of a business combination, subject to certain exceptions, or (B) subsequent to our initial business combination, (x) if the last reported sale price of the ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least six months after our initial business combination, or (y) the date following the completion of our initial business combination on which we complete a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

If the Conversion Amendment Is Not Approved

If the Conversion Amendment is not approved, we will not amend our Articles to provide for the ability of holders of our Class B ordinary shares to convert such shares to Class A ordinary shares at the holder’s election. Instead, the Class B ordinary shares would only become convertible upon consummation of a business combination. As a result, we will continue not having enough Class A ordinary shares outstanding to regain compliance with the Nasdaq MVLS Rule, and Nasdaq may delist our securities. If Nasdaq delists our securities, we would likely have greater difficulty in completing a business combination.

Additionally, if we are unable to consummate a business combination by or before the Current Termination Date or the Articles Extension Date, there is a significant risk that a redemption of the Public Shares will be subject to the 1% excise tax applicable to share repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022. The application of the excise tax to any redemptions the Company makes after December 31, 2022, could potentially reduce the per-share amount that public shareholders would otherwise be entitled to receive and could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.

Vote Required for Approval

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution, is required to approve the Conversion Amendment Proposal. Assuming the presence of a quorum at the Meeting, abstentions or the failure to vote on the Conversion Amendment Proposal will have no effect on the vote concerning the Conversion Amendment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the CONVERSION AMENDMENT PROPOSAL.

PROPOSAL NO 4: THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

In addition to an adjournment of the Meeting upon approval of the Adjournment Proposal, the Moringa board of directors is empowered under Cayman Islands law to postpone the Meeting at any time prior to the Meeting being called to order in accordance with the Articles. In such event, Moringa will issue a press release and take such other steps as it believes are necessary and practical under the circumstances to inform its shareholders of the postponement of the Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Proposed Resolution

At the Meeting, the following resolution will be presented for adoption pursuant to the Adjournment Proposal:

RESOLVED, as an ordinary resolution, that the Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Extension Proposal, the Trust Extension Proposal or the Conversion Amendment Proposal presented at the Meeting.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders of Moringa as being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention or a broker non-vote, will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of July 12, 2023 by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of ordinary shares;

●	each of our executive officers and directors; and

●	all our officers and directors as a group.

Beneficial ownership is presented in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and generally reflects voting and/or investment power with respect to our ordinary shares. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

The following table does not reflect record or beneficial ownership of Public Warrants or Private Warrants, as those warrants are not exercisable within 60 days of July 12, 2023.

Name and Address of Beneficial Owner(1)	Number of Moringa Class A Ordinary Shares Beneficially Owned		Approximate Percentage of Issued and Outstanding Moringa Class A Ordinary Shares(2)
5% or Greater Shareholders
Moringa Sponsor, LP and affiliated entities(3)	3,227,857	(4)	54.3	%(5)
Saba Capital Management, L.P. and affiliated entities(6)	1,110,554		9.3	%(7)
Linden Capital L.P.(8)	675,000		5.6	%(9)
Glazer Capital, LLC(10)	275,000		9.0%
Radcliffe Capital Management, L.P.(11)	199,700		6.5%
Aristeia Capital, L.L.C.(12)	1,001,848		8.4	%(13)
Directors and Executive Officers
Ilan Levin(3)	3,227,857	(4)	54.3	%(5)
Gil Maman	—		—
Dan Yalon	—		—
Craig Marshak	—		—
Ruth Alon	—		—
Michael Basch	—		—
Eric Brachfeld	—		—
All officers, directors and director nominees as a group (seven individuals)	3,227,857	(4)	54.3	%(5)

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Moringa Partners Ltd., 250 Park Avenue, 7th Floor New York, NY 10177.

(2)	Except where noted below, beneficial ownership percentage is calculated on the basis of 3,069,567 Class A ordinary shares issued and outstanding as of July 12, 2023. In addition, as of that date, our Sponsor’s wholly-owned subsidiary (Moringa Sponsor US L.P.) holds all 2,875,000 outstanding Class B ordinary shares, which will convert into Class A ordinary shares on a one-for-one basis upon consummation of our initial business combination (or which may be converted prior to our initial business combination, if the Conversion Amendment Proposal is approved). Other than the foregoing conversion provisions, Class B ordinary shares have the same rights as Class A ordinary shares, except that only Class B ordinary shares have the right to vote in the election of directors. Consequently, we have treated the 2,875,000 Class B ordinary shares as part of the Class A ordinary shares solely for the purposes of the presentation of our Sponsor’s (and its wholly-owned subsidiary’s) beneficial ownership herein (whereas for all other 5% or greater shareholders, the Class A ordinary shares that underlie the Class B ordinary shares are not counted as issued and outstanding and do not reduce their percentage of beneficial ownership of Class A ordinary shares).

(3)	Based solely on a Schedule 13G filed with the SEC on February 15, 2022. The shares reported in this row are held of record by Moringa Sponsor US L.P., a Delaware limited partnership and a wholly-owned subsidiary of our Sponsor, Moringa Sponsor, LP, a Cayman Islands exempted limited partnership. Moringa Partners Ltd., an Israeli company that is wholly-owned by Mr. Levin, serves as the sole general partner of our Sponsor. Mr. Levin, our Chairman of the Board and Chief Executive Officer, is the sole director of that Israeli company. As a result of his ownership of that Israeli company, Mr. Levin possesses sole voting and investment authority with respect to the shares of our Company indirectly held by our Sponsor. The limited partnership interests of our Sponsor are held by various individuals and entities. Mr. Levin disclaims beneficial ownership of the securities held by our Sponsor other than to the extent of his direct or indirect pecuniary interest in such securities. Each of our officers, directors and director nominees are direct and indirect members of our Sponsor, or have direct or indirect economic interests in our Sponsor.

(4)	These shares consist of 2,875,000 Founder Shares and 352,857 Private Shares contained in the Private Units purchased by the Sponsor and/or its affiliates in a private placement that occurred concurrently with the closing of the IPO.

(5)

This percentage is calculated based on 5,944,567 outstanding ordinary shares, consisting of 3,969,567 Class A ordinary shares and 2,875,000 Class B ordinary shares (because the Sponsor holds all such Class B ordinary shares).

(6)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2023 by Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein. Each of these persons may be deemed to be the beneficial owner of all of the reported shares and possess shared voting power with respect to all of these shares. The address for these persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)	This percentage, as appearing in the Schedule 13G/A filed by Saba Capital Management and its related persons with the SEC on February 14, 2023, is based on 11,980,000 outstanding Class A ordinary shares, which was the outstanding number prior to the redemption of shares in connection with our February 9, 2023 extraordinary general meeting in lieu of 2022 annual general meeting at which the extension of the expiration date for the Company from February 19, 2023 to August 19, 2023 was approved (the “Extension Meeting”). The redemption of Public Shares in connection with the Extension Meeting reduced the number of outstanding Class A ordinary shares. We are uncertain as to the actual number of Class A ordinary shares (if any) now held by this shareholder and what percentage that constitutes out of the current number of outstanding Class A ordinary shares (3,969,567).

(8)	Based solely on a Schedule 13G filed with the SEC on February 14, 2022 by Linden Capital L.P., a Bermuda limited partnership (“Linden Capital”), Linden Advisors LP, a Delaware limited partnership (“Linden Advisors”), Linden GP LLC, a Delaware limited liability company (“Linden GP”), and Mr. Siu Min (Joe) Wong. Each of Linden Advisors and Mr. Wong may be deemed the beneficial owner of all of the reported shares, which consist of 633,011 shares held by Linden Capital and 41,989 shares held by separately managed accounts. Each of Linden GP and Linden Capital may be deemed the beneficial owner of the 633,011 shares held by Linden Capital. Linden Capital and Linden GP possess shared voting power over 633,011 of the reported shares and Linden Advisors and Mr. Wong possess shared voting power over all of the reported shares. The principal business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The principal business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.

(9)

This percentage, as appearing in the Schedule 13G filed by Linden Capital and its related entities with the SEC on February 14, 2022, is based on 11,980,000 outstanding Class A ordinary shares, which was the outstanding number prior to the redemption of shares in connection with the Extension Meeting, which reduced the number of outstanding Class A ordinary shares. We are uncertain as to the actual number of Class A ordinary shares (if any) now held by this shareholder and what percentage that constitutes out of the current number of outstanding Class A ordinary shares (3,969,567).

(10)	Based solely on a Schedule 13G/A filed with the SEC on March 10, 2023 by Glazer Capital, LLC, a Delaware limited liability company, and Mr. Paul J. Glazer. Each of these persons may be deemed to be the beneficial owner of all of the reported shares and possess shared voting power with respect to all of these shares. The address for these persons is 250 West 55th Street, Suite 30A, New York, New York 10019.

(11)	Based solely on a Schedule 13G filed with the SEC on February 16, 2023 by Radcliffe Capital Management, L.P., a Delaware limited partnership, RGC Management Company, LLC, a Delaware limited liability company, Radcliffe SPAC Master Fund, L.P., a Cayman Islands limited partnership, Radcliffe SPAC GP, LLC, a Delaware limited liability company, Mr. Steven B. Katznelson, and Christopher Hinkel. Each of these persons may be deemed to be the beneficial owner of all of the reported shares and possess shared voting power with respect to all of these shares. The address for these persons is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(12)

Based solely on a Schedule 13G filed with the SEC on February 13, 2023 by Aristeia Capital, L.L.C., a Delaware limited liability company. Aristeia Capital, L.L.C. is the investment manager of, and has voting and investment control with respect to the securities described herein held by, one or more private investment funds. This person may be deemed to be the beneficial owner of all of the reported shares and possess shared voting power with respect to all of these shares. The address for these persons is One Greenwich Plaza, 3rd Floor Greenwich, CT 06830.

(13)	This percentage, as appearing in the Schedule 13G filed by Aristeia Capital, L.L.C. with the SEC on February 14, 2022, is based on 11,980,000 outstanding Class A ordinary shares, which was the outstanding number prior to the redemption of shares in connection with the Extension Meeting, which reduced the number of outstanding Class A ordinary shares. We are uncertain as to the actual number of Class A ordinary shares (if any) now held by this shareholder and what percentage that constitutes out of the current number of outstanding Class A ordinary shares (3,969,567).

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is https://www.moringaac.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Articles Extension Proposal, the Trust Extension Proposal, the Conversion Amendment Proposal and the Adjournment Proposal, by contacting the Company’s proxy solicitor at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

You may also contact us at the following address, email and telephone number:

Gil Maman, Chief Financial Officer, c/o Moringa Acquisition Corp, 250 Park Avenue, 7th Floor, New York, NY 10177, email: Gil@Moringaac.com; telephone: (212) 572-6395

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than August 2, 2023.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

MORINGA ACQUISITION CORP

August 16, 2023

RESOLVED, as special resolutions, that:

(i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate a Business Combination within 42 months from the consummation of the IPO or such earlier date as determined by the Board, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and.

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or an amendment to these Articles prior thereto or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 42 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

ANNEX B

PROPOSED AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of August 16, 2023 is made by and between Moringa Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of February 19, 2021, as amended on February 9, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account established for the benefit of the Company and the Public Shareholders under the circumstances described therein;

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the affirmative vote of at least sixty five percent (65%) of the then outstanding shares of Ordinary shares and Class B ordinary shares, voting together as a single class;

WHEREAS, pursuant to an extraordinary general meeting of the Company held on the date hereof, at least sixty five percent (65%) of the then outstanding shares of Ordinary Shares and Class B Ordinary Shares, voting together as a single class, voted affirmatively to approve (i) this Amendment Agreement and (ii) a corresponding amendment to the Company’s amended and restated memorandum and articles of association (the “Articles Extension”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein concurrently with the effectiveness of the Articles Extension.

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined herein, shall have the meanings ascribed to such terms in the Trust Agreement.

2. Amendments to the Trust Agreement.

(a) Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer or Chairman of the board of directors of the Company (the “Board”), and in the case of Exhibit A, jointly signed by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit B, less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) forty-two (42) months after the closing of the Offering (or such earlier date as determined by the Board) and (ii) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated and dissolved in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders.”

(b) Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated, in the form attached hereto, to implement a corresponding change to the foregoing amendment to Section 1(i) of the Trust Agreement.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of the parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement. This Amendment Agreement is intended to be in full compliance with the requirements for an amendment to the Trust Agreement as required by Section 6(c) and Section 6(d) of the Trust Agreement, and any defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement; and

(b) All references to the “amended and restated memorandum articles of association” in the Trust Agreement shall mean the Company’s amended and restated memorandum articles of association as amended by the Articles Extension.

5. Governing Law. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

6. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Amendment Agreement by electronic transmission shall constitute valid and sufficient delivery thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

MORINGA ACQUISITION CORP

By:
Name:
Title:

EXHIBIT B

Moringa Acquisition Corp

250 Park Avenue, 7th Floor

New York, NY 11040

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Moringa Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of February 19, 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Business within the time frame specified in the Company’s amended and restated memorandum and articles of association, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Shareholders. The Company has selected [______, 20___]1 as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Shareholders in accordance with the terms of the Trust Agreement and the amended and restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,

Moringa Acquisition Corp

By:
Name:
Title:

cc:	EarlyBirdCapital, Inc.

1	[__], [●] or at a later date, if extended, unless an earlier date is determined by the Company’s Board of Directors.

ANNEX C

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

MORINGA ACQUISTION CORP

August 16, 2023

RESOLVED, as special resolutions, that:

(i) Article 17.2 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) (a) at any time and from time to time at the option of the holder thereof and (b) automatically concurrently with or immediately following the closing of the Business Combination.

(ii) Article 17.3 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the consummation of a Business Combination, all Class B Shares in issue (and not otherwise previously converted into Class A Shares) shall automatically convert into Class A Shares at the time of the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of all Class A Shares and Class B Shares (excluding any such Class B Shares that have otherwise previously been converted into Class A Shares) in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination (net of redemptions pursuant to Article 49 hereof), excluding any Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any Private Warrants issued to the Sponsor or its Affiliates or any Officers or Directors upon conversion of working capital loans made to the Company.”

(iii) Article 17.4 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue (and not otherwise previously converted into Class A Shares) consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.”

C-1

(iv) Article 17.5 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of Shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue (and not otherwise previously converted into Class A Shares).”

(v) Article 17.6 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue (and not otherwise previously converted into Class A Shares) shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion and not otherwise previously converted into Class A Shares.”

(vi) Article 49.10 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with Public Shares on a Business Combination.”

C-2

MORINGA ACQUISITION CORP
250 Park Avenue, 7th Floor
New York, NY 10177

EXTRAORDINARY GENERAL MEETING IN LIEU OF 2023 ANNUAL

GENERAL MEETING OF THE COMPANY

AUGUST 16, 2023

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

MORINGA ACQUISITION CORP

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF 2023 ANNUAL

GENERAL MEETING OF THE COMPANY TO BE HELD ON AUGUST 16, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated July 26, 2023, (the “Proxy Statement”) in connection with the extraordinary general meeting in lieu of 2023 annual general meeting of shareholders of Moringa Acquisition Corp (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 9:00 a.m., Eastern time (4:00 p.m., local time) on August 16, 2023 at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Ilan Levin and Gil Maman, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, AND PROPOSAL NO. 4, CONSTITUTING THE ARTICLES EXTENSION PROPOSAL, THE TRUST EXTENSION PROPOSAL, THE CONVERSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Extraordinary General Meeting in lieu of 2023 Annual General Meeting of Shareholders to be held on August 16, 2023:

The notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K
for the year ended December 31, 2022 are available at https://www.cstproxy.com/moringaac/ext2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, AND, IF PRESENTED, PROPOSAL NO. 4.	Please mark ☒ votes as indicated in this example

Proposal No. 1 – Articles Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the Company would be permitted to consummate an initial business combination from August 19, 2023 to August 19, 2024, as well as to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date.	☐	☐	☐

Proposal No. 2 – Trust Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to amend the Company’s investment management trust agreement, dated as of February 19, 2021, as amended on February 9, 2023, by and between the Company and Continental Stock Transfer & Trust Company, to extend the date by which the Company would be permitted to consummate a business combination from August 19, 2023 to August 19, 2024, or such earlier date as may be determined by the Board, in its sole discretion, including, without limitation, upon the termination for any reason of the Business Combination Agreement with Holisto Ltd., pursuant to the resolution set forth in Proposal No. 2 of the accompanying proxy statement.	☐	☐	☐

Proposal No. 3 – Conversion Amendment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association in the form set forth in Annex C of the accompanying proxy statement to provide for the right of a holder of Class B ordinary shares, par value $0.0001 per share to convert such shares into Class A ordinary shares, par value $0.0001 per share on a one-for-one basis prior to the closing of a business combination at the election of the holder, pursuant to the resolution set forth in Proposal No. 3 of the accompanying proxy statement.	☐	☐	☐

Proposal No. 4 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1, Proposal No. 2, or Proposal No. 3, pursuant to the resolution set forth in Proposal No. 4 of the accompanying proxy statement.	☐	☐	☐

Date: _______________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, AND PROPOSAL NO. 4. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.